Exhibit 24


                                POWER OF ATTORNEY

      We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb, Larry L. Bloom and G. C. Wahlig, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith and any amendments to said Registration Statement, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Act 1933 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement on Form S-8 and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, this power has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated:

Signature                              Title                     Date

/s/ Lloyd G. Schermer
Lloyd G. Schermer                  Chairman of the          November 9, 1995
                                   Board of Directors

/s/ J. P. Guerin
J. P. Guerin                       Director                 November 9, 1995

/s/ Phyllis Sewell
Phyllis Sewell                     Director                 November 9, 1995

/s/ Mark Vittert
Mark Vittert                       Director                 November 9, 1995

/s/ Ronald L. Rickman
Ronald L. Rickman                  Director                 November 9, 1995


Richard W. Sonnenfeldt             Director                 December 16, 1995

/s/ Rance E. Crain
Rance E. Crain                     Director                 November 9, 1995

/s/ Charles E. Rickershauser, Jr.
Charles E. Rickershauser, Jr.      Director                 November 9, 1995

/s/ Andrew E. Newman
Andrew E. Newman                   Director                 November 9, 1995